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                                                                    Exhibit 99.4


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:               $ 2,662,186,134.57
Beginning of the Month Finance Charge Receivables:          $   123,715,555.73
Beginning of the Month Discounted Receivables:              $             0.00
Beginning of the Month Total Receivables:                   $ 2,785,901,690.30


Removed Principal Receivables:                              $             0.00
Removed Finance Charge Receivables:                         $             0.00
Removed Total Receivables:                                  $             0.00


Additional Principal Receivables:                           $   457,243,563.96
Additional Finance Charge Receivables:                      $    24,096,331.49
Additional Total Receivables:                               $   481,339,895.45

Discounted Receivables Generated this Period:               $             0.00


End of the Month Principal Receivables:                     $ 3,082,917,047.88
End of the Month Finance Charge Receivables:                $   149,202,144.54
End of the Month Discounted Receivables:                    $             0.00
End of the Month Total Receivables:                         $ 3,232,119,192.42


Special Funding Account Balance                             $             0.00
Aggregate Invested Amount (all Master Trust Series)         $ 2,300,000,000.00
End of the Month Transferor Amount                          $   782,917,047.88
End of the Month Transferor Percentage                                   25.40%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                 RECEIVABLES


       30-59 Days Delinquent                                $    63,797,998.85
       60-89 Days Delinquent                                $    45,398,618.64
       90+ Days Delinquent                                  $    86,915,266.31
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       Total 30+ Days Delinquent                            $   196,111,883.80
       Delinquent Percentage                                              6.07%

Defaulted Accounts During the Month                         $    18,207,054.22
Annualized Default Percentage                                             8.21%

Principal Collections                                           346,386,216.49
Principal Payment Rate                                                   13.01%

Total Payment Rate                                                       13.98%


INVESTED AMOUNTS


       Class A Initial Invested Amount                      $   322,000,000.00
       Class B Initial Invested Amount                      $    28,000,000.00

INITIAL INVESTED AMOUNT                                     $   350,000,000.00

       Class A Invested Amount                              $   368,000,000.00
       Class B Invested Amount                              $    32,000,000.00

INVESTED AMOUNT                                             $   400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                           14.76%
PRINCIPAL ALLOCATION PERCENTAGE                                          14.76%


MONTHLY SERVICING FEE                                       $       500,000.00

INVESTOR DEFAULT AMOUNT                                     $     2,686,487.26


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                              92.00%

       Class A Finance Charge Collections                   $     6,289,414.54
       Other Amounts                                        $             0.00

TOTAL CLASS A AVAILABLE FUNDS                               $     6,289,414.54
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       Class A Monthly Interest                             $     2,041,390.56
       Class A Servicing Fee                                $       460,000.00
       Class A Investor Default Amount                      $     2,471,568.28

TOTAL CLASS A EXCESS SPREAD                                 $     1,316,455.70


REQUIRED AMOUNT                                             $             0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                               8.00%

       Class B Finance Charge Collections                   $       546,905.60
       Other Amounts                                        $             0.00

TOTAL CLASS B AVAILABLE FUNDS                               $       546,905.60


       Class B Monthly Interest                             $       180,734.44
       Class B Servicing Fee                                $        40,000.00


TOTAL CLASS B EXCESS SPREAD                                 $       326,171.16


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                         $     1,642,626.86


       Excess Spread Applied to Required Amount             $             0.00

       Excess Spread Applied to Class A Investor            $             0.00
       Charge Offs

       Excess Spread Applied to Class B                     $       214,918.98
       Interest, Servicing Fee and Default
       Amount

       Excess Spread Applied to Reductions of               $             0.00
       Class B Invested Amount
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       Excess Spread Applied to Monthly Cash                   $     25,474.03
       Collateral Fee

       Excess Spread Applied to Cash Collateral                $          0.00
       Account

       Excess Spread Applied to other amounts owed             $  1,402,233.85
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                    $          0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                              $          0.00


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                 $          0.00
SERIES 1995-C

       Excess Finance Charge Collections Applied to            $          0.00
       Required Amount

       Excess Finance Charge Collections Applied to            $          0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to            $          0.00
       Class B Interest, Servicing Fee and Default Amounts

       Excess Finance Charge Collections Applied to            $          0.00
       Reductions of Class B Invested Amount

       Excess Finance Charge Collections Applied to            $          0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to            $          0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to            $          0.00
       other amounts owed Cash Collateral Depositor
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YIELD AND BASE RATE --

       Base Rate (Current Month)                                          8.90%
       Base Rate (Prior Month)                                            8.92%
       Base Rate (Two Months Ago)                                         8.79%

THREE MONTH AVERAGE BASE RATE                                             8.87%

       Portfolio Yield (Current Month)                                   12.45%
       Portfolio Yield (Prior Month)                                     12.69%
       Portfolio Yield (Two Months Ago)                                   9.65%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      11.60%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                             92.00%

       Class A Principal Collections                           $ 46,845,541.25

CLASS B PRINCIPAL PERCENTAGE                                              8.00%

       Class B Principal Collections                           $  4,073,525.34

TOTAL PRINCIPAL COLLECTIONS                                    $ 50,919,066.59

INVESTOR DEFAULT AMOUNT                                        $  2,686,487.26

REALLOCATED PRINCIPAL COLLECTIONS                              $          0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER              $          0.00
SERIES

CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                          $          0.00
       Deficit Controlled Amortization Amount                  $          0.00

CONTROLLED DEPOSIT AMOUNT                                      $          0.00
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CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                          $          0.00
       Deficit Controlled Accumulation Amount                  $          0.00

CONTROLLED DEPOSIT AMOUNT                                      $          0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL            $ 53,605,553.85
SHARING

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                   $          0.00

CLASS B INVESTOR CHARGE OFFS                                   $          0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                        $          0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                        $          0.00


CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                         $ 52,000,000.00
       Available Cash Collateral Amount                        $ 52,000,000.00



TOTAL DRAW AMOUNT                                              $          0.00
CASH COLLATERAL ACCOUNT SURPLUS                                $          0.00





                                        First USA Bank, National Association
                                        as Servicer

                                        By: /s/ Tracie H. Klein
                                           ---------------------------
                                              Tracie H. Klein
                                              First Vice President